T. Rowe Price U.S. Bond Index Fund

Supplement to Prospectus and Summary Prospectus

The following is added under “Principal Investment Strategies:”

On February 3, 2011, the Board of Directors (the “Board”) of the T. Rowe Price U.S. Bond Index Fund (the “Fund”) approved changing the Fund’s investment objective to the following:

The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market.

This change to the Fund’s investment objective also requires approval by the Fund’s shareholders in addition to the approval by the Fund’s Board. Shareholders of the Fund as of the close of business on February 22, 2011, the “record” date, will have the opportunity to vote on the objective change. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record on or around February 25, 2011, and a special shareholder meeting will be held on April 21, 2011.

In implementing the objective change, the Fund would broaden its investment program to seek returns that incrementally exceed the returns of its benchmark index, the Barclays Capital U.S. Aggregate Index. While the Fund’s portfolio would continue to be structured to have similar overall characteristics to the benchmark index, certain holdings would be adjusted in relation to the index in an effort to generate a modest amount of outperformance over the index. Based on the portfolio manager’s views as to the relative value or attractiveness of specific traits or sectors within the index, the Fund would place a greater or lesser emphasis on certain index characteristics than their representation in the index. This could result in the Fund being marginally underweight or overweight in certain sectors versus the benchmark or having a duration and interest rate exposure that differ slightly from those of the benchmark.

If the objective change is approved by the Fund’s shareholders, the Fund’s Board has also approved changing the Fund’s name to the T. Rowe Price U.S. Bond Enhanced Index Fund to better reflect its new investment objective. It is expected that the Fund’s name change and modifications to the Fund’s principal investment strategies will become effective on or around May 6, 2011, assuming shareholder approval is obtained.

The date of this supplement is February 11, 2011.

F134-041    2/11/11